LICENSING CONSENT AGREEMENT

THIS LICENSING CONSENT AGREEMENT, dated as of September 30, 2008 (the “Agreement”) is made and entered into by and between: (i) BCGU, LLC (the “Holder”); (ii) AudioStocks, Inc. (the “Assignor”); and (iii) DAO Information Systems, LLC, a Delaware limited liability company and its subsidiary, DAO Information Systems, Inc. (collectively, the “Assignee”). The Holder, Assignor and Assignee may be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Assignor and Assignee are contemplating entering into that certain Asset Purchase Agreement dated as of the date of this Agreement (the “Asset Purchase Agreement,” a copy of which has been attached hereto as Exhibit A). Any capitalized term used herein and not defined shall have the same meaning as given in the Asset Purchase Agreement.

WHEREAS, pursuant to the Asset Purchase Agreement, the Assignor will sell, assign and transfer to Assignee all rights to the assets of Assignor related to the AudioStocks Business (the “Assets”);

WHEREAS, the Assignor currently licenses all rights to the Assets from the Holder pursuant to a Licensing Agreement (the “Licensing Agreement,” a copy of which has been attached hereto as Exhibit B);

WHEREAS, the Assignor requires consent from the Holder in order to effectuate the transfer of the Assets as contemplated in the Asset Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confirmed, the Parties hereby agree as follows:

1.           Assignment Of Rights To Assets.  The Holder hereby consents to the transfer of the Assets from the Assignor to the Assignee pursuant to the terms of the Asset Purchase Agreement.

2.           Assumption of Terms of Licensing Agreement.   Assignee hereby undertakes and agrees to the assumption of the Assets pursuant to the same terms of the Licensing Agreement.

3.           Governing Law.  The subject matter of this Agreement shall be governed by and construed in accordance with the laws of the State of California (without reference to its choice of law principles) as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California, and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.  EACH PARTY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN NORTH COUNTY OF SAN DIEGO, CALIFORNIA FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS AGREEMENT, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM. AS A MATERIAL INDUCEMENT FOR THIS AGREEMENT, EACH PARTY SPECIFICALLY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY ISSUES SO TRIABLE.

4.           Attorneys’ Fees.  Should any Party hereto employ an attorney for the purpose of enforcing or constituting this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other Party or Parties thereto reimbursement for all reasonable attorneys’ fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.

5.           Necessary Acts.  Each Party to this Agreement agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

6.           Conflicts of Interest.  The Parties shall exercise their best efforts to make the other party aware of any conflicts of interest that exist, including any conflicts of interest related to any other business or entity that a Party beneficially owns or controls. Disclosure, acknowledgment and waiver of such conflicts of interest may be made in writing or through oral communication.

7.           Entire Agreement; Modifications; Waiver.  This Agreement and the agreements referenced herein constitute the entire agreement between the Parties pertaining to the subject matter contained herein. This Agreement and the agreements referenced herein supersede all prior and contemporaneous agreements, representations, and understandings of the Parties.  No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the Parties.  No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the Party making the waiver.

8.           Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different Parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

***SIGNATURE PAGE FOLLOWS***

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the day and year first above written.

HOLDER: BCGU, LLC ______________________________________ By: Business Consulting Group Unlimited, Inc. Its: Administrative Manager By: Mark L. Baum, Esq. Its: Managing Director	ASSIGNOR: AudioStocks, Inc. ____________________________ By: Luis J. Leung Its: President
ASSIGNEE: DAO Information Systems, LLC ____________________________ By: Luis J. Leung Its: Managing Member

LIST OF EXHIBITS

Exhibit A                                Asset Purchase Agreement
Exhibit B                                Licensing Agreement

______Holder     ______Assignor     ______Assignee